UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2015
HOMESTREET, INC. (Exact name of registrant as specified in its charter)
Washington (State or other jurisdiction of incorporation)	001-35424 (Commission File Number)	91-0186600 (IRS Employer Identification No.)

601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)

(206) 623-3050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On January 26, 2015, HomeStreet, Inc. issued a press release reporting results of operations for the quarter and year ended December 31, 2014. A copy of the earnings release is attached as Exhibit 99.1. A copy of the press release reporting summary results of operations is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1 Earnings Release issued by HomeStreet, Inc. dated January 26, 2015, regarding its results of operations.
Exhibit 99.2 Summary Press Release issued by HomeStreet, Inc. dated January 26, 2015, regarding its results of operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2015.

HomeStreet, Inc.
By: /s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary